UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23308

PPM Funds

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

PPM Funds

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

PPMFunds

December 31, 2022

PPM Funds including: PPM Core Plus Fixed Income Fund (PKPIX) and PPM High Yield Core Fund (PKHIX)

PPMFunds	PPM Core Plus Fixed Income Fund

PPM Core Plus Fixed Income Fund

Average Annual Total Return
Institutional Class†
1 Year	-13.91%
Since Inception	0.84%

†Inception date July 16, 2018

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2022*:
Corporate Bonds and Notes	41.8%
Government and Agency Obligations	40.2
Non-US Government Agency ABS	11.6
Senior Floating Rate Instruments	1.9
Common Stocks	0.1
Short Term Investments	4.4
Total Investments*	100.0%

*Percentages are based on market values as of December 31, 2022 and differ from the percentages shown in the Schedules of Investments, which are based on net assets.

For the year ended December 31, 2022, the PPM Core Plus Fixed Income Fund (“the Fund”) underperformed its primary benchmark by posting a net return of -13.91% compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

An overweight to corporate bonds (both investment grade (“IG”) and high yield (“HY”)) detracted and drove the underperformance. While US fixed income experienced broad declines in 2022, corporate bonds underperformed on a relative basis given spread widening. Treasury futures also detracted from performance. We typically use Treasury futures to hedge duration or to increase or decrease the Fund’s exposure to interest rates or yield curve risk. Conversely, out-of-Index positioning in floating rate loans positively contributed to performance. Given their floating rate nature, loans outperformed bonds over the year. Positioning in mortgage-backed securities (“MBS”) also contributed.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests at least 80% of its assets in a diversified portfolio of IG debt securities of US and foreign issuers and generally maintains an average portfolio duration within two years of the duration of the benchmark. We seek to consistently add value by making investment decisions based on our view of longer term trends and non-economic factors that may affect interest rates. We also consider quantitative and qualitative factors, such as economic and market factors, in terms of how they could impact an individual company or a specific sector.

Relative to the benchmark on December 31, 2022, the Fund held underweight positions in US Treasuries and MBS, overweight positions in IG corporate bonds and asset-backed securities (“ABS”), as well as an out-of-Index position in HY corporate bonds. Year-over-year, we increased the overweight to ABS and decreased the overweight to HY. We believe the opportunity in HY is reduced as many companies have been upgraded to IG and also spreads on BB-rated bonds have narrowed to less attractive levels compared to IG bonds.

Anything more than a short and shallow US recession is the largest risk to the Fund, in our opinion, given its overweight positioning in corporate bonds.

PPMFunds	PPM High Yield Core Fund

PPM High Yield Core Fund

Average Annual Total Return
Institutional Class†
1 Year	-11.34%
Since Inception	1.75%

†Inception date July 16, 2018

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2022*:
Corporate Bonds and Notes	86.7%
Senior Floating Rate Instruments	3.8
Investment Companies	0.8
Common Stocks	0.2
Short Term Investments	8.5
Total Investments*	100.0%

*Percentages are based on market values as of December 31, 2022 and differ from the percentages shown in the Schedules of Investments, which are based on net assets.

For the year ended December 31, 2022, the PPM High Yield Core Fund (“the Fund”) underperformed its primary benchmark by posting a return of -11.34% compared to -11.21% for the ICE BofA US High Yield Constrained Index .

Security selection and the resulting overweight in the Media sector was the largest detractor. Security selection in Consumer Goods also detracted. Security selection and the resulting overweight to Energy was the primary contributor, followed by cash holdings. The Fund holds cash from time to time to provide liquidity as needed. Derivative positioning did not materially impact Fund performance.

The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions and identifying companies we believe have the highest potential for improving credit fundamentals. The Fund primarily invests in high yield, high risk debt securities. The Fund has flexibility to invest in bank loans, equities and foreign issuers.

During 2022, the Fund increased exposure to Healthcare and Banking sectors and reduced exposure to Media and Services sectors. Relative to the benchmark on December 31, 2022, the Fund’s largest overweight positions were in Financial Services, Energy and Telecommunications. The largest underweight positions on December 31, 2022, were in Real Estate, Services and Basic Industry. The Fund modestly decreased exposure to bank loans during the year and held approximately 3.98% at year-end.

The primary risks to the high yield bond market in 2023 are macro, in our opinion, led by a severe recession. We believe the US high yield market is in the early stages of a “slow burn” credit cycle – downgrades, distress and defaults are increasing, but at measured paces. A severe recession would likely result in much higher-than-expected defaults.

PPMFunds

December 31, 2022

Important Disclosures and Glossary

Before investing, investors should carefully read the prospectus and/or summary prospectus and consider the investment objectives, risk, charges and expenses. For this and more complete information about the Funds, investors may obtain a prospectus or summary prospectus by calling 1-844-446-4PPM (1-844-446-4776), by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by visiting https://www.ppmamerica.com/ppmfunds.

Mutual funds are issued by PPM America, Inc. PPM Funds are distributed by Foreside Financial Services, LLC.1

Certain comments in this annual report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “believe,” “may,” “will,” “anticipate” and other similar terms. We cannot promise future returns. Our opinions reflect our best judgment at the time this report is compiled, and we disclaim any obligation to update or revise forward-looking statements. Our opinions may not be relied upon as investment advice and because the investment decisions we make are based on many factors, may not be relied upon as an indication of any intent to trade.

The discussion of the Funds’ investments and investment strategy (including current investment themes, the portfolio managers’ research and investment process, and portfolio characteristics) represents the Funds’ investments and the views of the portfolio managers and PPM America, Inc., the Funds’ investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. All returns reflect the reinvestment of income dividends and capital gains. You cannot invest directly in an index.

Mutual fund investing involves risk. Please see the Notes to the Financial Statements of this annual report, as well as the prospectus for more information on risks.

The Bloomberg US Aggregate Bond Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. It includes Treasuries, government-rated issues, corporate bonds, MBS, CMBS and ABS securities.

The ICE BofA US High Yield Constrained Index provides a measure of below investment grade bonds, is constructed based on the ICE BofA US High Yield Index and imposes a 2% issuer cap. The ICE BofA US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate corporate debt. It includes corporate bonds with risk exposures to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

1Prior to July 1, 2022, PPM Funds were distributed by Jackson National Life Distributors LLC, member FINRA

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
PPM Core Plus Fixed Income Fund
CORPORATE BONDS AND NOTES 42.3%
Financials 16.2%
AerCap Ireland Capital Designated Activity Company
2.45%, 10/29/26	165,000	144,302
3.00%, 10/29/28	211,000	177,090
3.30%, 01/30/32	25,000	19,533
Ares Finance Co. IV LLC
3.65%, 02/01/52 (a)	66,000	40,394
Bank of America Corporation
3.56%, 04/23/27	242,000	226,756
1.73%, 07/22/27	103,000	90,283
4.95%, 07/22/28	70,000	68,407
6.20%, 11/10/28	49,000	50,594
4.27%, 07/23/29	333,000	310,989
2.59%, 04/29/31	100,000	81,575
2.68%, 06/19/41	65,000	43,888
Barclays PLC
3.56%, 09/23/35 (b)	95,000	72,356
Berkshire Hathaway Finance Corporation
2.85%, 10/15/50	95,000	63,906
BlackRock, Inc.
2.10%, 02/25/32	188,000	151,326
Blackstone Holdings Finance Co. L.L.C.
2.00%, 01/30/32 (a)	69,000	50,763
6.20%, 04/22/33 (a)	176,000	177,439
Blackstone Private Credit Fund
1.75%, 09/15/24	17,000	15,635
3.25%, 03/15/27	141,000	118,825
Blackstone Secured Lending Fund
2.85%, 09/30/28	135,000	105,372
BNP Paribas
2.59%, 08/12/35 (a) (b)	90,000	65,973
Citigroup Inc.
5.00%, (100, 09/12/24) (c) (d)	83,000	74,037
3.52%, 10/27/28	131,000	119,452
2.67%, 01/29/31	125,000	102,515
2.57%, 06/03/31	72,000	57,834
6.27%, 11/17/33	100,000	103,195
CNO Global Funding
2.65%, 01/06/29 (a) (c)	150,000	127,114
Credit Suisse AG
4.75%, 08/09/24	138,000	131,824
Credit Suisse Group AG
5.25%, (100, 02/11/27) (a) (d)	130,000	85,367
6.50%, 08/08/23 (a) (b)	75,000	72,373
9.02%, 11/15/33 (a) (b)	130,000	133,535
Deutsche Bank Aktiengesellschaft
3.73%, 01/14/32 (b)	124,000	90,888
F&G Global Funding
2.00%, 09/20/28 (a)	120,000	99,428
Fifth Third Bancorp
6.36%, 10/27/28	142,000	146,198
Ford Motor Credit Company LLC
5.13%, 06/16/25	75,000	72,304
4.13%, 08/17/27	13,000	11,617
3.82%, 11/02/27	155,000	136,008
7.35%, 11/04/27	235,000	240,805
FS KKR Capital Corp.
3.40%, 01/15/26	102,000	90,582
3.13%, 10/12/28 (c)	90,000	72,798
Icahn Enterprises L.P.
4.75%, 09/15/24	28,000	27,072
Intercontinental Exchange, Inc.
2.10%, 06/15/30 (c)	40,000	32,640
4.95%, 06/15/52	25,000	23,322
JPMorgan Chase & Co.
5.55%, 12/15/25	125,000	124,968
2.01%, 03/13/26	132,000	122,310
2.07%, 06/01/29	114,000	95,401
2.74%, 10/15/30	145,000	121,844
KKR Group Finance Co. XII LLC
4.85%, 05/17/32 (a)	66,000	61,742
Lloyds Banking Group PLC
7.50%, (100, 09/27/25) (b) (d)	109,000	106,144
LSEGA Financing PLC
2.50%, 04/06/31 (a)	90,000	74,653
3.20%, 04/06/41 (a)	28,000	20,556
Markel Corporation
6.00%, (100, 06/01/25) (d)	125,000	120,936
Morgan Stanley
0.99%, 12/10/26	105,000	92,127
3.59%, 07/22/28	110,000	101,090
3.62%, 04/01/31	32,000	28,027
2.51%, 10/20/32	62,000	48,458
6.34%, 10/18/33	135,000	141,267
2.48%, 09/16/36	90,000	65,425
National Rural Utilities Cooperative Finance Corporation
5.80%, 01/15/33	149,000	155,434
National Securities Clearing Corporation
5.10%, 11/21/27 (a)	250,000	251,362
NatWest Markets PLC
1.60%, 09/29/26 (a) (c)	242,000	210,091
New York Life Global Funding
1.20%, 08/07/30 (a)	134,000	102,666
Owl Rock Capital Corporation
3.40%, 07/15/26	87,000	76,169
State Street Corporation
5.75%, 11/04/26	44,000	45,196
5.82%, 11/04/28	47,000	48,552
The Bank of New York Mellon Corporation
5.83%, 10/25/33	112,000	116,502
The Bank of Nova Scotia
5.25%, 12/06/24 (b)	100,000	100,263
The Goldman Sachs Group, Inc.
2.64%, 02/24/28	133,000	118,334
4.22%, 05/01/29	50,000	46,577
3.80%, 03/15/30	211,000	189,620
2.62%, 04/22/32	39,000	31,080
The Hartford Financial Services Group, Inc.
2.90%, 09/15/51	66,000	41,596
The Huntington National Bank
5.65%, 01/10/30	250,000	251,028
The Toronto-Dominion Bank
8.13%, 10/31/82 (b)	200,000	206,518
Toyota Motor Credit Corporation
4.55%, 09/20/27	170,000	167,699
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	42,875	41,776
UBS Group AG
4.99%, 08/05/33 (a) (b)	67,000	62,022
Wells Fargo & Company
4.90%, 07/25/33	221,000	209,045
Westpac Banking Corporation
2.67%, 11/15/35 (b)	48,000	35,540
		7,958,332
Energy 5.2%
Antero Midstream Partners LP
5.38%, 06/15/29 (a)	18,000	16,465
Cheniere Energy Partners, L.P.
4.50%, 10/01/29	125,000	112,503
3.25%, 01/31/32	20,000	15,930
Continental Resources, Inc.
5.75%, 01/15/31 (a)	95,000	88,517
Devon Energy Corporation
5.88%, 06/15/28	39,000	39,403
4.50%, 01/15/30	34,000	31,724
Energy Transfer LP
6.50%, (100, 08/15/26) (c) (d)	20,000	17,371
6.75%, (100, 05/15/25) (d)	102,000	88,230
7.13%, (100, 05/15/30) (d)	119,000	99,411
5.55%, 02/15/28	211,000	209,055
5.75%, 02/15/33	104,000	102,076
5.80%, 06/15/38	45,000	41,311
Energy Transfer Operating, L.P.
6.25%, 04/15/49	40,000	37,356

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
EQM Midstream Partners, LP
4.13%, 12/01/26	113,000	100,390
4.50%, 01/15/29 (a)	31,000	26,226
Helmerich & Payne, Inc.
2.90%, 09/29/31	45,000	36,433
Marathon Oil Corporation
4.40%, 07/15/27	103,000	98,503
ONEOK, Inc.
6.10%, 11/15/32	67,000	67,208
4.50%, 03/15/50	60,000	44,926
7.15%, 01/15/51	50,000	50,929
Pioneer Natural Resources Company
1.90%, 08/15/30	90,000	70,628
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	300,000	281,994
4.50%, 05/15/30	80,000	74,301
Santos Finance Ltd
3.65%, 04/29/31 (a)	153,000	122,042
Southwestern Energy Company
4.75%, 02/01/32	121,000	103,314
Targa Resources Corp.
4.20%, 02/01/33	60,000	51,919
Targa Resources Partners LP
5.50%, 03/01/30	60,000	56,542
4.88%, 02/01/31	56,000	50,599
The Williams Companies, Inc.
4.65%, 08/15/32	113,000	105,393
Transocean Pontus Limited
6.13%, 08/01/25 (a)	11,200	11,022
Transocean Proteus Limited
6.25%, 12/01/24 (a)	70,000	69,300
Var Energi ASA
8.00%, 11/15/32 (a)	240,000	247,416
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 (a)	8,000	7,004
		2,575,441
Utilities 5.0%
American Electric Power Company, Inc.
5.75%, 11/01/27	120,000	123,495
Baltimore Gas and Electric Company
4.55%, 06/01/52	45,000	40,139
Commonwealth Edison Company
3.75%, 08/15/47	79,000	61,792
Consolidated Edison Company of New York, Inc.
4.20%, 03/15/42	57,000	47,714
Duke Energy Corporation
4.50%, 08/15/32	170,000	159,749
Duke Energy Florida, LLC
5.95%, 11/15/52	109,000	116,655
Duquesne Light Holdings, Inc.
2.53%, 10/01/30 (a) (c)	61,000	48,457
Edison International
6.95%, 11/15/29	76,000	79,625
Enel Finance International N.V.
2.25%, 07/12/31 (a)	93,000	68,143
7.50%, 10/14/32 (a)	32,000	34,006
Eversource Energy
3.38%, 03/01/32	80,000	69,523
Nevada Power Company
3.70%, 05/01/29	140,000	131,810
Pacific Gas And Electric Company
3.30%, 12/01/27	46,000	40,575
3.25%, 06/01/31	58,000	47,147
5.90%, 06/15/32	134,000	130,852
4.50%, 07/01/40	181,000	141,778
Public Service Electric And Gas Company
3.10%, 03/15/32 (c)	36,000	31,523
4.90%, 12/15/32	126,000	126,269
Public Service Enterprise Group Incorporated
5.85%, 11/15/27	155,000	159,669
San Diego Gas & Electric Company
1.70%, 10/01/30	72,000	57,059
2.95%, 08/15/51	60,000	40,747
Southern California Edison Company
5.85%, 11/01/27	88,000	90,864
5.95%, 11/01/32	107,000	113,304
4.13%, 03/01/48	46,000	36,859
3.65%, 02/01/50 (c)	67,000	49,191
Southwest Gas Corporation
4.05%, 03/15/32	50,000	43,846
Tampa Electric Company
3.45%, 03/15/51	87,000	61,175
The AES Corporation
3.30%, 07/15/25 (a)	133,000	125,653
Vistra Operations Company LLC
3.55%, 07/15/24 (a)	71,000	68,135
3.70%, 01/30/27 (a)	110,000	100,326
		2,446,080
Health Care 3.3%
AbbVie Inc.
3.20%, 11/21/29	105,000	94,824
4.50%, 05/14/35	55,000	51,161
Amgen Inc.
3.15%, 02/21/40	62,000	45,911
Ascension Health
2.53%, 11/15/29	28,000	23,988
Baylor Scott & White Holdings
2.84%, 11/15/50	54,000	35,434
Centene Corporation
3.00%, 10/15/30	168,000	137,517
2.50%, 03/01/31	285,000	223,246
Cigna Corporation
4.38%, 10/15/28	50,000	48,231
CVS Health Corporation
4.78%, 03/25/38	130,000	119,087
HCA Inc.
5.38%, 02/01/25	130,000	129,860
5.88%, 02/15/26	30,000	30,192
3.50%, 09/01/30	57,000	49,043
Indiana University Health, Inc.
2.85%, 11/01/51 (c)	51,000	31,991
Northwestern Memorial HealthCare
2.63%, 07/15/51	55,000	34,967
Piedmont Healthcare, Inc.
2.04%, 01/01/32	43,000	33,052
Trinity Healthcare Group Pte. Ltd.
2.63%, 12/01/40	11,000	7,553
UnitedHealth Group Incorporated
5.30%, 02/15/30	207,000	213,947
4.75%, 05/15/52	155,000	144,111
5.88%, 02/15/53	102,000	110,746
6.05%, 02/15/63	71,000	78,182
		1,643,043
Consumer Discretionary 3.2%
Amazon.com, Inc.
2.10%, 05/12/31	115,000	94,119
3.88%, 08/22/37	90,000	79,968
3.10%, 05/12/51	55,000	39,412
Booking Holdings Inc.
4.63%, 04/13/30	149,000	144,176
Carnival Corporation
4.00%, 08/01/28 (a)	51,000	41,549
Ford Motor Company
6.10%, 08/19/32 (c)	36,000	33,353
General Motors Company
5.60%, 10/15/32	106,000	98,849
General Motors Financial Company, Inc.
3.10%, 01/12/32	48,000	37,703
Hyatt Hotels Corporation
5.63%, 04/23/25 (e) (f)	45,000	44,671
Kohl's Corporation
3.63%, 05/01/31 (e) (f)	41,000	28,700
Lowe`s Companies, Inc.
3.00%, 10/15/50	36,000	23,085
M.D.C. Holdings, Inc.
6.00%, 01/15/43 (f)	11,000	9,001

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
Macys Retail Holdings
5.88%, 03/15/30 (a) (c)	69,000	59,977
6.13%, 03/15/32 (a)	40,000	33,621
Magallanes, Inc.
5.05%, 03/15/42 (a)	175,000	134,575
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (a)	31,525	31,410
Newell Brands Inc.
6.38%, 09/15/27	52,000	51,610
6.63%, 09/15/29 (c)	55,000	54,297
Prosus N.V.
4.19%, 01/19/32 (a) (c)	53,000	44,059
Resorts World Las Vegas LLC
4.63%, 04/06/31 (a)	200,000	134,875
SkyMiles IP Ltd.
4.50%, 10/20/25 (a)	10,000	9,747
4.75%, 10/20/28 (a)	16,000	15,071
Toll Brothers Finance Corp.
3.80%, 11/01/29 (c)	160,000	136,411
ZF North America Capital, Inc.
4.75%, 04/29/25 (a)	186,000	175,162
		1,555,401
Communication Services 2.8%
AT&T Inc.
2.55%, 12/01/33	155,000	119,195
4.90%, 08/15/37	16,000	14,773
4.85%, 03/01/39	150,000	134,340
Charter Communications Operating, LLC
5.38%, 04/01/38	45,000	37,602
4.80%, 03/01/50	50,000	36,531
6.83%, 10/23/55	51,000	47,386
Comcast Corporation
3.75%, 04/01/40	35,000	28,979
3.40%, 07/15/46	50,000	36,894
2.89%, 11/01/51	51,000	32,974
4.05%, 11/01/52	13,000	10,438
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	37,000	33,181
Meta Platforms, Inc.
3.85%, 08/15/32	130,000	114,392
4.45%, 08/15/52	130,000	103,305
Netflix, Inc.
5.88%, 11/15/28	90,000	91,323
The Walt Disney Company
4.63%, 03/23/40	80,000	74,951
T-Mobile USA, Inc.
2.63%, 04/15/26	236,000	216,149
Verizon Communications Inc.
4.33%, 09/21/28	89,000	85,941
4.02%, 12/03/29	15,000	14,058
3.15%, 03/22/30	84,000	74,005
1.75%, 01/20/31	47,000	36,502
2.55%, 03/21/31	74,000	60,885
		1,403,804
Industrials 2.2%
Air Canada
3.88%, 08/15/26 (a)	35,000	31,094
Aircastle Limited
5.25%, 08/11/25 (a)	108,000	103,965
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (a)	165,000	143,035
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	134,000	136,927
General Electric Company
8.10%, (3 Month USD LIBOR + 3.33%), (100, 03/15/23) (d) (g)	419,000	414,810
NAC Aviation 29 Designated Activity Company
4.75%, 06/30/26	68,901	55,293
Siemens Financieringsmaatschappij N.V.
2.15%, 03/11/31 (a)	46,000	37,442
The Boeing Company
5.15%, 05/01/30 (f)	160,000	156,013
United Airlines Pass Through Certificates, Series 2015-1
4.63%, 04/15/29 (a)	37,000	32,290
		1,110,869
Consumer Staples 2.2%
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	200,000	188,555
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	141,000	140,235
B. A. T. Capital Corporation
4.39%, 08/15/37	45,000	34,915
3.73%, 09/25/40	55,000	37,376
JBS USA Food Company
5.50%, 01/15/30 (a)	50,000	47,535
5.75%, 04/01/33 (a)	62,000	59,233
6.50%, 12/01/52 (a)	170,000	161,619
Northwestern University
2.64%, 12/01/50	38,000	24,879
Pilgrim's Pride Corporation
3.50%, 03/01/32 (a)	180,000	140,698
Safeway Inc.
3.50%, 02/15/23 (a)	100,000	99,414
The Trustees of Princeton University
4.20%, 03/01/52	78,000	71,704
University of Washington
4.35%, 04/15/22	76,000	59,909
		1,066,072
Real Estate 1.0%
EPR Properties
4.95%, 04/15/28	60,000	51,377
3.60%, 11/15/31	61,000	44,042
Essential Properties, L.P.
2.95%, 07/15/31	78,000	56,735
GLP Financing, LLC
5.75%, 06/01/28	15,000	14,691
3.25%, 01/15/32	37,000	29,607
Sun Communities Operating Limited Partnership
2.30%, 11/01/28	65,000	54,076
2.70%, 07/15/31	57,000	44,941
VICI Properties Inc.
4.25%, 12/01/26 (a)	55,000	51,327
3.75%, 02/15/27 (a)	63,000	57,279
4.13%, 08/15/30 (a)	94,000	82,159
		486,234
Materials 0.7%
Anglo American Capital PLC
2.63%, 09/10/30 (a)	50,000	40,709
Celanese US Holdings LLC
6.33%, 07/15/29 (f)	115,000	111,933
Ineos Quattro Finance 2 PLC
3.38%, 01/15/26 (a)	110,000	99,496
Yara International ASA
7.38%, 11/14/32 (a)	87,000	90,852
		342,990
Information Technology 0.5%
Apple Inc.
2.70%, 08/05/51	28,000	18,639
Broadcom Inc.
3.47%, 04/15/34 (a)	60,000	47,635
Dell International L.L.C.
8.35%, 07/15/46 (f)	25,000	28,843
Microsoft Corporation
3.50%, 02/12/35	90,000	81,566
VMware, Inc.
2.20%, 08/15/31	76,000	57,699
		234,382
Total Corporate Bonds And Notes (cost $23,081,205)		20,822,648
GOVERNMENT AND AGENCY OBLIGATIONS 40.7%
Mortgage-Backed Securities 20.1%
Federal Home Loan Mortgage Corporation
2.00%, 04/01/36 - 03/01/52	838,006	692,408
3.50%, 08/01/37 - 09/01/52	681,121	637,398
3.50%, 10/01/37 (h)	53,223	50,998

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
4.00%, 10/01/45 - 09/01/52	301,638	286,993
3.00%, 11/01/46 - 05/01/52	277,024	244,830
4.50%, 11/01/48 - 08/01/52	179,552	173,400
2.50%, 05/01/50 - 11/01/51	501,985	429,745
5.00%, 09/01/52 - 01/01/53	137,542	135,704
Federal National Mortgage Association, Inc.
3.00%, 09/01/32 - 03/01/50	994,593	900,060
2.50%, 10/01/35 - 01/01/52	1,227,927	1,075,003
3.50%, 08/01/37 - 12/01/52	680,075	629,453
4.00%, 10/01/37 - 09/01/49	360,825	345,400
TBA, 4.00%, 11/01/37 - 01/15/53 (h)	261,232	247,321
TBA, 3.50%, 01/15/38 (h)	35,000	33,523
4.50%, 05/01/47 - 12/01/48	264,466	259,726
2.00%, 10/01/50 - 01/01/52	1,515,264	1,244,968
5.00%, 08/01/52	58,103	57,342
TBA, 5.00%, 01/15/53 (h)	195,000	192,288
Government National Mortgage Association
3.00%, 10/20/46 - 02/20/52	476,991	428,807
3.50%, 05/20/47 - 07/20/51	460,068	428,814
4.00%, 07/20/47 - 10/20/52	347,222	330,526
4.50%, 12/20/48 - 11/20/52	352,126	342,374
2.50%, 03/20/51 - 07/20/51	543,759	473,543
2.00%, 09/20/51 - 03/20/52	293,332	246,463
		9,887,087
U.S. Treasury Note 16.2%
Treasury, United States Department of
2.25%, 11/15/25	585,000	553,556
4.00%, 12/15/25	260,000	258,375
0.38%, 12/31/25 - 01/31/26	1,370,000	1,220,413
1.50%, 08/15/26 - 02/15/30	1,081,000	946,930
0.88%, 09/30/26	200,000	177,563
1.25%, 11/30/26 - 06/30/28	1,245,000	1,078,537
0.63%, 03/31/27	265,000	229,929
2.63%, 05/31/27	1,089,000	1,026,383
1.38%, 11/15/31	403,000	327,878
1.88%, 02/15/32	82,000	69,495
2.88%, 05/15/32	1,966,600	1,811,730
2.75%, 08/15/32	310,000	281,955
		7,982,744
U.S. Treasury Bond 3.8%
Treasury, United States Department of
3.75%, 08/15/41	461,000	437,806
2.00%, 11/15/41	125,000	89,356
3.13%, 11/15/41	316,000	272,846
2.50%, 02/15/45 - 02/15/46	756,000	567,169
3.00%, 02/15/48	444,000	364,149
1.63%, 11/15/50	81,000	48,322
2.88%, 05/15/52	80,000	64,250
		1,843,898
U.S. Government Agency Obligations 0.4%
Federal National Mortgage Association, Inc.
0.88%, 08/05/30 (c) (i)	229,000	182,164
Municipal 0.2%
Dallas/Fort Worth International Airport
2.84%, 11/01/46	55,000	39,467
The Dormitory Authority of the State of New York
3.19%, 02/15/43	100,000	73,638
		113,105
Total Government And Agency Obligations (cost $22,438,586)		20,008,998
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.7%
Air Canada
Series 2020-A-2, 5.25%, 04/01/29	20,212	19,072
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	79,263	75,341
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	143,900	125,557
American Express Credit Account Master Trust
Series 2022-A-4, 4.95%, 10/15/25	350,000	352,691
American Tower Trust #1
Series 2013-A-2, 3.07%, 03/15/23	265,000	263,437
Americredit Automobile Receivables Trust 2019-3
Series 2019-B-3, 2.13%, 07/18/25	46,287	46,243
Avid Automobile Receivables Trust 2021-1
Series 2021-A-1, 0.61%, 01/15/25	6,045	6,039
BX Trust 2022-PSB
Series 2022-A-PSB, REMIC, 6.79%, (1 Month Term SOFR + 2.45%), 08/15/39 (g)	155,204	153,872
Capital One Prime Auto Receivables Trust 2022-2
Series 2022-A2A-2, 3.74%, 09/15/25	246,000	243,132
CCG Receivables Trust 2019-2
Series 2019-A2-2, 2.11%, 03/14/23	2,267	2,264
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	180,731	172,259
Chase Issuance Trust
Series 2022-A-A1, 3.97%, 09/15/25	160,000	155,828
CIM Trust 2021-J2
Series 2021-A1-J2, REMIC, 2.50%, 11/25/42 (g)	149,330	119,965
CNH Equipment Trust 2022-A
Series 2022-A2-A, 2.39%, 01/16/24	144,715	142,460
CNH Equipment Trust 2022-B
Series 2022-A2-B, 3.94%, 12/15/25	181,000	179,394
COMM 2014-UBS3 Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	49,000	47,135
Dell Equipment Finance Trust 2022-1
Series 2022-A2-1, 2.11%, 11/22/23	74,874	74,071
DLLAA 2021-1 LLC
Series 2021-A3-1A, 0.67%, 04/17/26	190,000	179,920
DLLMT 2021-1 LLC
Series 2021-A3-1A, 1.00%, 07/20/25	223,000	211,455
DLLST 2022-1 LLC
Series 2022-A3-1A, 3.40%, 01/21/25	102,662	99,799
First Investors Auto Owner Trust 2021-1
Series 2021-A-1A, 0.45%, 12/15/23	21,861	21,601
First Investors Auto Owner Trust 2021-2
Series 2021-A-2A, 0.48%, 10/15/24	56,556	54,678
GM Financial Automobile Leasing Trust 2022-3
Series 2022-A2A-3, 4.01%, 01/22/24	143,000	141,736
GM Financial Consumer Automobile Receivables Trust 2021-4
Series 2021-B-4, 1.25%, 10/18/27	85,000	75,950
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-A3-2, 3.10%, 02/16/27	104,000	100,907
Series 2022-B-2, 3.77%, 04/17/28	107,000	102,309
Grace Trust
Series 2020-A-GRCE, REMIC, 2.35%, 12/12/30	177,000	136,303
Hilton Grand Vacations Trust 2019-A
Series 2019-A-AA, 2.34%, 07/25/33	49,086	45,815
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	57,344	53,942
Honda Auto Receivables 2022-2 Owner Trust
Series 2022-A2-2, 3.81%, 03/18/24	126,000	124,844
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-A-30HY, REMIC, 3.23%, 07/12/29	150,000	128,600
Hyundai Auto Lease Securitization Trust 2021-B
Series 2021-A3-B, 0.33%, 06/17/24	265,000	261,001
Hyundai Auto Lease Securitization Trust 2022-C
Series 2022-A3-C, 4.38%, 12/16/24	100,000	98,636
Hyundai Auto Receivables Trust 2021-C
Series 2021-B-C, 1.49%, 11/15/25	53,000	47,152
J.P. Morgan Mortgage Trust 2022-4
Series 2022-A3-4, REMIC, 3.00%, 09/25/43 (g)	176,911	147,969
Kubota Credit Owner Trust 2020-1
Series 2021-A3-1A, 0.62%, 08/15/25	100,000	95,573
Manhattan West 2020-1MW Mortgage Trust
Series 2020-A-OMW, REMIC, 2.13%, 09/10/27	201,074	171,727
OPG Trust 2021-PORT
Series 2021-A-PORT, REMIC, 4.80%, (1 Month USD LIBOR + 0.48%), 10/16/23 (g)	113,087	108,075
Prestige Auto Receivables Trust 2021-1
Series 2021-A3-1A, 0.83%, 07/15/25	266,000	262,281
Santander Retail Auto Lease Trust 2021-B
Series 2021-A3-B, 0.51%, 08/20/24	101,000	97,603
Sequoia Mortgage Trust 2020-4
Series 2020-A2-4, REMIC, 2.50%, 10/25/43 (g)	82,078	64,491

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	39,932	38,177
Series 2012-A-2, 4.00%, 10/29/24	35,881	34,091
Verizon Master Trust
Series 2022-A1A-5, 3.72%, 01/22/24 (e)	114,000	112,014
Series 2022-A1A-7, 5.23%, 11/20/24	310,000	311,845
Wells Fargo Commercial Mortgage Trust 2017-C38
Series 2017-B-C38, REMIC, 3.92%, 06/17/27 (g)	57,000	50,054
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A1-3, REMIC, 3.00%, 12/25/42 (g)	39,531	32,736
Westlake Automobile Receivables Trust 2021-3
Series 2021-A3-3A, REMIC, 0.95%, 06/16/25	192,000	186,367
Total Non-U.S. Government Agency Asset-Backed Securities (cost $6,085,362)		5,776,411
SENIOR FLOATING RATE INSTRUMENTS 1.9%
Consumer Discretionary 0.8%
Adient US LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/28 (g)	77,998	77,047
Caesars Resort Collection, LLC
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 06/19/25 (g)	45,761	45,605
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 08/29/25 (g)	100,000	98,700
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (g)	109,653	108,831
UFC Holdings, LLC
2021 Term Loan B, 7.11%, (3 Month USD LIBOR + 2.75%), 04/29/26 (g)	51,806	51,058
		381,241
Industrials 0.5%
Air Canada
2021 Term Loan B, 8.13%, (3 Month USD LIBOR + 3.50%), 07/27/28 (g)	23,880	23,552
Berry Global, Inc.
2021 Term Loan Z, 6.02%, (1 Month USD LIBOR + 1.75%), 07/01/26 (g)	114,480	113,440
Cimpress Public Limited Company
USD Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 04/29/28 (g)	35,757	31,990
Genesee & Wyoming Inc. (New)
Term Loan, 5.67%, (3 Month USD LIBOR + 2.00%), 10/29/26 (g)	49,598	49,275
Hertz Corporation, (The)
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 06/11/28 (g)	10,592	10,361
2021 Term Loan C, 7.32%, (1 Month USD LIBOR + 3.25%), 06/11/28 (g)	2,027	1,982
INEOS Styrolution US Holding LLC
2021 USD Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/21/26 (g)	26,595	26,083
		256,683
Communication Services 0.4%
CenturyLink, Inc.
2020 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/15/27 (g)	96,943	91,939
CSC Holdings, LLC
2017 Term Loan B1, 6.57%, (1 Month USD LIBOR + 2.25%), 07/15/25 (g)	42,632	40,180
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (g)	32,234	31,314
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 6.57%, (1 Month USD LIBOR + 2.50%), 06/13/26 (g)	40,013	39,643
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (g)	9,975	9,918
		212,994
Information Technology 0.1%
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (g)	68,430	66,705
Energy 0.1%
Traverse Midstream Partners LLC
2017 Term Loan, 8.80%, (3 Month Term SOFR + 4.25%), 09/22/24 (g)	27,018	26,925
Total Senior Floating Rate Instruments (cost $961,373)		944,548
COMMON STOCKS 0.0%
Financials 0.0%
Nordic Aviation Capital Designated Activity Company (j) (k)	1,215	21,870
Total Common Stocks (cost $30,702)		21,870
SHORT TERM INVESTMENTS 4.5%
Securities Lending Collateral 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.28% (l)	1,184,325	1,184,325
U.S. Treasury Bill 2.0%
Treasury, United States Department of
4.49%, 06/15/23 (c)	435,000	426,235
4.55%, 11/30/23 (c)	567,000	543,645
		969,880
Investment Companies 0.1%
State Street U.S. Government Money Market Fund - Premier Class, 4.05% (l)	37,166	37,166
Total Short Term Investments (cost $2,191,097)		2,191,371
Total Investments 101.1% (cost $54,788,325)		49,765,846
Other Derivative Instruments (0.0)%		(8,788)
Other Assets and Liabilities, Net (1.1)%		(547,833)
Total Net Assets 100.0%		49,209,225

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $4,885,902 and 9.9% of the Fund.

(b) Convertible security.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $531,919.

(i) The security is a direct debt of the agency and not collateralized by mortgages.

(j) Non-income producing security.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

as of December 31, 2022.

PPM Core Plus Fixed Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	2	March 2023	224,784	(281)	(190)
United States 2 Year Note	8	April 2023	1,643,832	(1,250)	(3,207)
United States 5 Year Note	4	April 2023	432,842	(344)	(1,123)
United States Long Bond	12	March 2023	1,510,706	(3,316)	(6,581)
United States Ultra Bond	12	March 2023	1,615,544	(6,000)	(3,794)
				(11,191)	(14,895)
Short Contracts
United States 10 Year Ultra Bond	(19)	March 2023	(2,270,928)	2,402	23,584

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
PPM High Yield Core Fund
CORPORATE BONDS AND NOTES 90.0%
Consumer Discretionary 16.2%
Bath & Body Works, Inc.
7.50%, 06/15/29 (a)	140,000	138,082
6.88%, 11/01/35	165,000	146,679
Boyd Gaming Corporation
4.75%, 06/15/31 (b)	241,000	209,759
Carnival Corporation
7.63%, 03/01/26 (a) (b)	248,000	198,073
5.75%, 03/01/27 (b)	316,000	225,463
9.88%, 08/01/27 (b)	387,000	366,587
4.00%, 08/01/28 (b)	40,000	32,588
CDI Escrow Issuer Inc
5.75%, 04/01/30 (b)	228,000	205,558
Churchill Downs Incorporated
4.75%, 01/15/28 (b)	45,000	40,269
Clarios Global LP
8.50%, 05/15/27 (a) (b)	230,000	225,014
Dana Incorporated
5.38%, 11/15/27	43,000	39,876
5.63%, 06/15/28	93,000	84,604
4.25%, 09/01/30	13,000	10,476
4.50%, 02/15/32	140,000	113,029
EG Global Finance PLC
8.50%, 10/30/25 (b)	230,000	215,424
Eldorado Resorts, Inc.
6.25%, 07/01/25 (b)	140,000	136,209
8.13%, 07/01/27 (b)	186,000	182,923
Ford Motor Company
4.35%, 12/08/26	72,000	68,150
6.63%, 10/01/28	83,000	82,606
9.63%, 04/22/30	64,000	72,487
5.29%, 12/08/46	62,000	47,500
General Motors Company
5.60%, 10/15/32	151,000	140,814
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (b)	381,000	344,727
Hilton Grand Vacations Borrower LLC
5.00%, 06/01/29 (b)	51,000	44,275
4.88%, 07/01/31 (b)	274,000	224,255
IHOL Verwaltungs GmbH
6.00%, 05/15/27 (b) (c)	88,000	77,386
6.38%, 05/15/29 (b) (c)	167,000	140,973
International Game Technology PLC
4.13%, 04/15/26 (b)	52,000	48,658
5.25%, 01/15/29 (b)	202,000	189,601
IRB Holding Corp.
7.00%, 06/15/25 (b)	101,000	100,726
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (b)	331,000	301,021
Jaguar Land Rover Automotive PLC
5.63%, 02/01/23 (b)	111,000	110,587
7.75%, 10/15/25 (b)	145,000	134,817
5.88%, 01/15/28 (b)	60,000	46,166
5.50%, 07/15/29 (b)	240,000	170,880
KB Home
4.80%, 11/15/29	191,000	166,273
7.25%, 07/15/30	56,000	54,384
Macys Retail Holdings
5.88%, 03/15/30 (b)	130,000	112,999
6.13%, 03/15/32 (b)	278,000	233,667
Magic Mergeco, Inc.
5.25%, 05/01/28 (b)	145,000	117,106
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (b)	286,000	213,589
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28	76,000	66,047
MCE Finance Limited
5.38%, 12/04/29 (b)	198,000	159,761
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (b)	180,000	153,805
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (b)	157,558	156,982
Nemak, S.A.B. de C.V.
3.63%, 06/28/31 (b)	118,000	91,256
Newell Brands Inc.
6.63%, 09/15/29 (a)	90,000	88,850
Nissan Motor Acceptance Corporation
2.75%, 03/09/28 (b)	110,000	89,301
Nissan Motor Co., Ltd.
4.81%, 09/17/30 (b)	315,000	267,153
NMG Holding Company, Inc.
7.13%, 04/01/26 (b)	290,000	272,758
Nordstrom, Inc.
4.00%, 03/15/27 (a)	84,000	69,841
Odeon Finco PLC
12.75%, 11/01/27 (a) (b)	85,000	74,456
PetSmart, Inc.
7.75%, 02/15/29 (b)	230,000	214,566
PM General Purchaser LLC
9.50%, 10/01/28 (b)	211,000	160,433
QVC, Inc.
5.45%, 08/15/34	140,000	74,063
Scientific Games International, Inc.
7.00%, 05/15/28 (b)	91,000	87,012
Seaworld Entertainment, Inc.
5.25%, 08/15/29 (b)	186,000	162,237
Shea Homes Limited Partnership, A California Limited Partnership
4.75%, 02/15/28 - 04/01/29	159,000	138,353
SkyMiles IP Ltd.
4.75%, 10/20/28 (b)	42,000	39,560
Staples, Inc.
7.50%, 04/15/26 (b)	250,000	215,207
TKC Holdings, Inc.
6.88%, 05/15/28 (b)	97,000	75,909
10.50%, 05/15/29 (a) (b)	150,000	84,820
Travel + Leisure Co.
6.00%, 04/01/27 (d) (e)	65,000	61,818
4.50%, 12/01/29 (b)	124,000	101,071
4.63%, 03/01/30 (b)	95,000	79,164
ZF North America Capital, Inc.
4.75%, 04/29/25 (b)	86,000	80,989
		8,879,672
Communication Services 15.7%
Altice Financing S.A.
5.75%, 08/15/29 (b)	165,000	129,988
Altice France
6.00%, 02/15/28 (b)	69,000	40,740
Altice France Holding S.A.
5.50%, 01/15/28 - 10/15/29 (b)	398,000	307,317
5.13%, 07/15/29 (b)	67,000	50,112
AMC Entertainment Holdings, Inc.
10.00%, 06/15/26 (b) (c) (d)	68,000	28,219
7.50%, 02/15/29 (b)	205,000	111,514
Arches Buyer Inc.
6.13%, 12/01/28 (a) (b)	19,000	15,247
CCO Holdings, LLC
5.13%, 05/01/27 (b)	108,000	100,777
5.38%, 06/01/29 (b)	542,000	489,927
4.75%, 03/01/30 - 02/01/32 (b)	274,000	225,578
4.25%, 02/01/31 - 01/15/34 (b)	368,000	282,778
4.50%, 05/01/32	111,000	88,356
Clear Channel International B.V.
6.63%, 08/01/25 (b)	85,000	81,119
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (b)	129,000	94,678
7.50%, 06/01/29 (a) (b)	264,000	192,026
Connect Finco SARL
6.75%, 10/01/26 (b)	150,000	139,741
CSC Holdings, LLC
5.25%, 06/01/24 (a)	85,000	79,229
5.38%, 02/01/28 (b)	448,000	361,126
7.50%, 04/01/28 (b)	210,000	142,315
4.50%, 11/15/31 (b)	137,000	95,215
Diamond Sports Group, LLC
5.38%, 08/15/26 (b)	93,000	11,072

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
DIRECTV Financing, LLC
5.88%, 08/15/27 (b)	454,000	407,134
DISH DBS Corporation
7.75%, 07/01/26	204,000	164,629
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (b)	118,000	120,480
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (b)	13,000	12,099
5.00%, 05/01/28 (b)	93,000	81,098
6.75%, 05/01/29 (b)	202,000	167,004
Gray Television, Inc.
5.38%, 11/15/31 (b)	314,000	227,259
Hughes Satellite Systems Corporation
6.63%, 08/01/26	82,000	76,540
iHeartCommunications, Inc.
6.38%, 05/01/26	38,565	35,474
8.38%, 05/01/27 (a)	150,651	128,310
5.25%, 08/15/27 (b)	120,000	101,577
4.75%, 01/15/28 (a) (b)	50,000	40,666
Iliad Holding
7.00%, 10/15/28 (b)	363,000	329,233
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (b)	377,000	354,179
5.13%, 07/15/29 (b)	220,000	182,974
Level 3 Financing, Inc.
4.25%, 07/01/28 (b)	186,000	146,527
3.63%, 01/15/29 (b)	140,000	102,423
Liberty Media Corporation
8.25%, 02/01/30	245,000	110,096
Lumen Technologies Inc.
5.13%, 12/15/26 (a) (b)	152,000	132,041
7.60%, 09/15/39	24,000	16,355
News Corporation
3.88%, 05/15/29 (b)	89,000	77,119
5.13%, 02/15/32 (a) (b)	59,000	53,641
Radiate HoldCo, LLC
6.50%, 09/15/28 (b)	367,000	153,815
Sirius XM Radio Inc.
5.00%, 08/01/27 (b)	59,000	54,595
4.13%, 07/01/30 (b)	189,000	156,140
3.88%, 09/01/31 (b)	184,000	145,387
Sprint Capital Corporation
6.88%, 11/15/28	94,000	97,755
Sprint Corporation
7.88%, 09/15/23	25,000	25,373
7.13%, 06/15/24	331,000	337,725
7.63%, 03/01/26	25,000	26,308
Stagwell Inc.
5.63%, 08/15/29 (b)	420,000	346,243
Telecom Italia SPA
5.30%, 05/30/24 (b)	85,000	80,614
Telenet Finance Luxembourg Notes S.A R.L.
5.50%, 03/01/28 (b)	200,000	176,000
Telesat Canada
5.63%, 12/06/26 (b)	193,000	90,202
6.50%, 10/15/27 (b)	201,000	59,058
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (b)	150,000	112,860
T-Mobile USA, Inc.
3.38%, 04/15/29	149,000	131,281
Townsquare Media, Inc.
6.88%, 02/01/26 (b)	54,000	47,586
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (b)	287,000	239,844
VMED O2 UK Financing I PLC
4.75%, 07/15/31 (b)	233,000	189,736
		8,604,454
Energy 14.7%
Antero Midstream Partners LP
5.75%, 03/01/27 (b)	143,000	135,103
5.38%, 06/15/29 (b)	269,000	246,061
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (b)	359,000	349,517
Bip-V Chinook
5.50%, 06/15/31 (b)	301,000	263,741
Blue Racer Midstream, LLC
7.63%, 12/15/25 (b)	106,000	105,440
6.63%, 07/15/26 (b)	57,000	55,112
Buckeye Partners, L.P.
5.85%, 11/15/43	120,000	89,394
5.60%, 10/15/44	19,000	13,780
Callon Petroleum Company
6.38%, 07/01/26 (a)	316,000	297,232
7.50%, 06/15/30 (b)	28,000	25,705
Citgo Petroleum Corporation
7.00%, 06/15/25 (b)	146,000	142,716
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (b)	199,000	171,341
DT Midstream, Inc.
4.38%, 06/15/31 (b)	26,000	21,745
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (b)	170,000	162,083
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (b)	93,000	89,049
Enerflex Ltd.
9.00%, 10/15/27 (b)	190,000	189,554
Energean Israel Finance Ltd
4.88%, 03/30/26 (f)	397,000	367,721
Energy Transfer LP
6.50%, (100, 08/15/26) (g)	30,000	26,057
6.75%, (100, 05/15/25) (g)	106,000	91,690
7.13%, (100, 05/15/30) (g)	62,000	51,794
5.55%, 02/15/28	97,000	96,106
EQM Midstream Partners, LP
4.13%, 12/01/26	163,000	144,810
7.50%, 06/01/27 (b)	84,000	82,293
6.50%, 07/01/27 (b)	104,000	99,429
4.50%, 01/15/29 (b)	237,000	200,505
4.75%, 01/15/31 (b)	128,000	105,476
Hilcorp Energy I, L.P.
6.25%, 11/01/28 - 04/15/32 (b)	357,000	319,649
5.75%, 02/01/29 (b)	61,000	54,508
6.00%, 04/15/30 (b)	76,000	68,013
Husky Energy Inc.
13.00%, 02/15/25 (b) (c)	402,000	356,006
ITT Holdings LLC
6.50%, 08/01/29 (b)	313,000	264,104
Kinetik Holdings LP
5.88%, 06/15/30 (b)	182,000	170,560
Murphy Oil Corporation
5.88%, 12/01/27	187,000	179,949
Nabors Industries Ltd
7.50%, 01/15/28 (b)	117,000	106,631
Nabors Industries, Inc.
7.38%, 05/15/27 (b)	147,000	144,036
NuStar Logistics, L.P.
6.00%, 06/01/26	85,000	82,096
5.63%, 04/28/27	172,000	161,688
6.38%, 10/01/30	189,000	175,333
Occidental Petroleum Corporation
6.95%, 07/01/24	94,000	95,526
3.50%, 06/15/25	35,000	33,511
8.88%, 07/15/30	80,000	90,339
6.45%, 09/15/36	106,000	108,141
7.95%, 06/15/39	55,000	60,015
6.60%, 03/15/46	78,000	80,274
ONEOK, Inc.
6.10%, 11/15/32	46,000	46,143
PDV America, Inc.
9.25%, 08/01/24 (b)	175,000	175,520
Shelf Drilling Management Services DMCC
8.88%, 11/15/24 (b)	189,000	185,182
Southwestern Energy Company
7.75%, 10/01/27 (a)	90,000	92,925
8.38%, 09/15/28	96,000	99,425
5.38%, 02/01/29 - 03/15/30	233,000	212,906
4.75%, 02/01/32	211,000	180,159

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
Tap Rock Resources, LLC
7.00%, 10/01/26 (b)	134,000	124,692
Targa Resources Partners LP
5.50%, 03/01/30	119,000	112,142
4.88%, 02/01/31	56,000	50,599
Transocean Inc
8.00%, 02/01/27 (b)	160,000	130,374
Transocean Proteus Limited
6.25%, 12/01/24 (b)	110,800	109,693
USA Compression Finance Corp.
6.88%, 09/01/27	140,000	131,298
Var Energi ASA
8.00%, 11/15/32 (b)	200,000	206,180
Viper Energy Partners LP
5.38%, 11/01/27 (b)	44,000	41,852
		8,072,923
Financials 11.3%
Acrisure, LLC
7.00%, 11/15/25 (b)	204,000	187,611
Advisor Group Holdings, Inc.
10.75%, 08/01/27 (b)	188,000	191,763
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (b)	57,000	57,533
Barclays PLC
8.00%, (100, 03/15/29) (g) (h)	200,000	188,139
Citigroup Inc.
5.00%, (100, 09/12/24) (g)	166,000	148,074
Corebridge Financial, Inc.
6.88%, 12/15/52 (b)	141,000	131,258
Credit Suisse Group AG
6.25%, (100, 12/18/24) (b) (g)	395,000	309,107
6.44%, 08/11/28 (b) (h)	250,000	229,415
Dana Financing Luxembourg S.a r.l.
5.75%, 04/15/25 (b)	47,000	46,337
Deutsche Bank Aktiengesellschaft
4.88%, 12/01/32	565,000	471,765
EG Global Finance PLC
6.75%, 02/07/25 (b)	180,000	155,700
Ford Motor Credit Company LLC
5.13%, 06/16/25	132,000	127,254
4.27%, 01/09/27	194,000	175,558
Freedom Mortgage Corporation
7.63%, 05/01/26 (b)	159,000	133,682
HUB International Limited
7.00%, 05/01/26 (b)	129,000	126,628
Icahn Enterprises L.P.
6.25%, 05/15/26	319,000	308,626
5.25%, 05/15/27	316,000	289,771
Intelligent Packaging Holdco Issuer Ltd Partnership
9.00%, 01/15/26 (b) (c)	39,000	27,085
Markel Corporation
6.00%, (100, 06/01/25) (g)	157,000	151,896
Navient Corporation
6.13%, 03/25/24	140,000	137,778
6.75%, 06/15/26	112,000	106,972
4.88%, 03/15/28	130,000	106,713
5.63%, 08/01/33	107,000	76,941
NFP Corp.
6.88%, 08/15/28 (b)	156,000	129,166
7.50%, 10/01/30 (b)	93,000	87,420
OneMain Finance Corporation
6.13%, 03/15/24	195,000	188,617
3.50%, 01/15/27	302,000	250,192
5.38%, 11/15/29	130,000	106,501
PennyMac Financial Services, Inc.
5.75%, 09/15/31 (b)	438,000	354,807
Rocket Mortgage, LLC
4.00%, 10/15/33 (b)	57,000	42,636
Stena International S.A R.L.
6.13%, 02/01/25 (b)	282,000	262,457
The Toronto-Dominion Bank
8.13%, 10/31/82 (h)	200,000	206,518
Transocean Poseidon Limited
6.88%, 02/01/27 (b)	166,250	161,989
UBS Group AG
4.88%, (100, 02/12/27) (b) (g)	210,000	177,844
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (a) (b)	86,000	77,828
6.38%, 02/01/30 (b)	232,000	186,365
VMED O2 UK Financing I PLC
4.25%, 01/31/31 (b)	73,000	59,134
		6,177,080
Industrials 9.8%
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (b)	353,000	306,008
Berry Global, Inc.
4.50%, 02/15/26 (a) (b)	114,000	109,785
Bombardier Inc.
7.50%, 03/15/25 (b)	53,000	52,631
7.13%, 06/15/26 (b)	232,000	227,393
Builders FirstSource, Inc.
4.25%, 02/01/32 (b)	638,000	519,412
Chart Industries, Inc.
7.50%, 01/01/30 (b)	69,000	69,286
9.50%, 01/01/31 (b)	58,000	59,484
Clydesdale Acquisition Holdings Inc
6.63%, 04/15/29 (b)	98,000	93,933
8.75%, 04/15/30 (b)	236,000	207,042
Delta Air Lines, Inc.
7.00%, 05/01/25 (b)	111,000	113,425
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (b)	424,000	398,935
9.75%, 08/01/27 (b)	55,000	55,189
5.50%, 05/01/28 (b)	161,000	137,227
Graham Packaging Company Europe LLC
7.13%, 08/15/28 (b)	166,000	138,756
Howmet Aerospace Inc.
6.88%, 05/01/25	4,000	4,101
Imola Merger Corporation
4.75%, 05/15/29 (b)	141,000	122,168
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (b)	181,000	146,131
Masonite International Corporation
5.38%, 02/01/28 (b)	71,000	65,763
NAC Aviation 29 Designated Activity Company
4.75%, 06/30/26	105,878	84,967
Pitney Bowes Inc.
6.88%, 03/15/27 (a) (b)	282,000	241,339
Rolls-Royce PLC
5.75%, 10/15/27 (b)	295,000	280,319
Sensata Technologies B.V.
4.00%, 04/15/29 (b)	225,000	194,072
Summit Materials, LLC
5.25%, 01/15/29 (b)	150,000	139,744
Terex Corporation
5.00%, 05/15/29 (b)	191,000	171,625
TransDigm Inc.
8.00%, 12/15/25 (b)	34,000	34,442
6.25%, 03/15/26 (b)	462,000	456,605
Transdigm UK Holdings PLC
6.88%, 05/15/26	51,000	49,980
Triumph Group, Inc.
8.88%, 06/01/24 (b)	63,000	64,155
Uber Technologies, Inc.
7.50%, 05/15/25 - 09/15/27 (b)	232,000	232,202
4.50%, 08/15/29 (b)	90,000	78,464
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (b)	70,000	65,196
4.63%, 04/15/29 (b)	368,000	321,159
Watco Companies, L.L.C.
6.50%, 06/15/27 (b)	171,000	162,198
		5,403,136
Consumer Staples 6.1%
Albion Financing 2 S.a r.l.
8.75%, 04/15/27 (b)	264,000	223,955

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
Ashtead Capital, Inc.
5.50%, 08/11/32 (b)	200,000	191,679
Edgewell Personal Care Colombia S A S
5.50%, 06/01/28 (b)	74,000	69,278
Hertz Vehicle Financing II LP
5.00%, 12/01/29 (b)	74,000	56,125
Kraft Heinz Foods Company
4.63%, 10/01/39	218,000	191,380
4.88%, 10/01/49	153,000	133,518
Marb Bondco PLC
3.95%, 01/29/31 (b)	327,000	252,506
Matterhorn Merger Sub, LLC
8.50%, 06/01/26 (b)	247,000	141,730
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (b)	189,000	147,501
Muzinich U.S. High Yield Corporate Bond Fund
9.75%, 08/15/26 (b)	147,000	143,995
Neptune BidCo US Inc.
9.29%, 04/15/29 (b)	194,000	182,795
Pilgrim's Pride Corporation
5.88%, 09/30/27 (b)	131,000	128,372
4.25%, 04/15/31 (b)	426,000	362,602
3.50%, 03/01/32 (b)	48,000	37,520
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (b)	52,000	51,142
5.75%, 04/15/26 (b)	152,000	146,466
3.38%, 08/31/27 (b)	55,000	47,794
6.25%, 01/15/28 (b)	198,000	180,795
Safeway Inc.
5.88%, 02/15/28 (b)	131,000	124,627
3.50%, 03/15/29 (b)	151,000	126,619
Sigma Holdco B.V.
7.88%, 05/15/26 (b)	187,000	132,398
United Natural Foods, Inc.
6.75%, 10/15/28 (b)	258,000	248,158
		3,320,955
Health Care 6.1%
Bausch Health Companies Inc.
6.13%, 02/01/27 (b)	117,000	80,488
4.88%, 06/01/28 (b)	41,000	26,231
Centene Corporation
2.50%, 03/01/31	48,000	37,599
Community Health Systems, Inc.
4.75%, 02/15/31 (b)	198,000	144,106
DaVita Inc.
3.75%, 02/15/31 (b)	470,000	350,536
HCA Inc.
5.38%, 02/01/25	109,000	108,882
IQVIA Inc.
5.00%, 05/15/27 (b)	125,000	119,275
Legacy Lifepoint Health, LLC
6.75%, 04/15/25 (b)	216,000	203,209
4.38%, 02/15/27 (b)	39,000	33,010
5.38%, 01/15/29 (b)	135,000	76,427
Molina Healthcare, Inc.
3.88%, 05/15/32 (b)	100,000	83,115
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (b)	150,000	120,894
5.25%, 10/01/29 (a) (b)	308,000	244,792
Organon & Co.
5.13%, 04/30/31 (b)	247,000	213,957
Owens & Minor, Inc.
6.63%, 04/01/30 (b)	327,000	281,183
Perrigo Finance Unlimited Company
4.40%, 06/15/30 (d) (e)	155,000	132,234
Royalty Pharma PLC
2.20%, 09/02/30	175,000	136,925
Tenet Healthcare Corporation
4.88%, 01/01/26 (b)	178,000	169,586
5.13%, 11/01/27 (b)	55,000	51,322
6.13%, 10/01/28 (b)	302,000	271,005
4.25%, 06/01/29 (b)	208,000	180,089
4.38%, 01/15/30 (b)	80,000	69,311
6.13%, 06/15/30 (b)	196,000	186,673
		3,320,849
Information Technology 3.8%
AMS-Osram AG
7.00%, 07/31/25 (a) (b)	572,000	538,007
Booz Allen Hamilton Inc.
4.00%, 07/01/29 (b)	67,000	59,379
Boxer Parent Company Inc.
7.13%, 10/02/25 (b)	46,000	45,114
Commscope Finance LLC
6.00%, 03/01/26 (b)	81,000	74,754
Entegris Escrow Corporation
4.75%, 04/15/29 (b)	115,000	105,183
5.95%, 06/15/30 (b)	241,000	222,334
Entegris, Inc.
4.38%, 04/15/28 (b)	94,000	83,021
Flex Ltd.
6.00%, 01/15/28	79,000	78,977
Logan Merger Sub, Inc.
5.50%, 09/01/27 (b)	216,000	116,586
NCR Corporation
5.75%, 09/01/27 (b)	140,000	134,189
Open Text Corporation
3.88%, 02/15/28 (b)	112,000	96,122
3.88%, 12/01/29 (b)	157,000	126,385
4.13%, 02/15/30 (b)	215,000	174,911
Seagate HDD Cayman
5.75%, 12/01/34	29,000	24,819
ViaSat, Inc.
5.63%, 09/15/25 (b)	167,000	155,872
6.50%, 07/15/28 (b)	78,000	59,750
		2,095,403
Materials 3.2%
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (b)	87,000	62,183
Carpenter Technology Corporation
6.38%, 07/15/28	63,000	59,963
First Quantum Minerals Ltd
7.50%, 04/01/25 (b)	121,000	118,330
6.88%, 10/15/27 (b)	298,000	278,175
FMG Resources (August 2006) Pty Ltd
6.13%, 04/15/32 (b)	202,000	188,400
Freeport-McMoRan Inc.
5.00%, 09/01/27	117,000	113,823
Ineos Quattro Finance 2 PLC
3.38%, 01/15/26 (b)	95,000	85,928
LSF11 A5 Holdco LLC
6.63%, 10/15/29 (a) (b)	231,000	187,329
NOVA Chemicals Corporation
4.88%, 06/01/24 (b)	86,000	83,313
5.25%, 06/01/27 (b)	93,000	83,546
Olin Corporation
5.63%, 08/01/29	200,000	189,642
Pearl Merger Sub Inc.
6.75%, 10/01/28 (b)	159,000	137,946
Trinseo Materials Operating S.C.A.
5.13%, 04/01/29 (b)	195,000	126,438
Yara International ASA
7.38%, 11/14/32 (b)	48,000	50,125
		1,765,141
Utilities 2.4%
Calpine Corporation
4.50%, 02/15/28 (b)	217,000	193,942
5.13%, 03/15/28 (b)	212,000	189,767
3.75%, 03/01/31 (b)	72,000	58,218
DPL Inc.
4.13%, 07/01/25	114,000	107,557
Pacific Gas And Electric Company
3.25%, 06/01/31	170,000	138,191
5.90%, 06/15/32	170,000	166,007
TransAlta Corporation
7.75%, 11/15/29	39,000	39,942
Vistra Operations Company LLC
5.50%, 09/01/26 (b)	95,000	91,637

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

	Shares/Par[1]	Value ($)
5.00%, 07/31/27 (b)	229,000	213,109
4.38%, 05/01/29 (b)	105,000	90,595
4.30%, 07/15/29 (b)	34,000	30,617
		1,319,582
Real Estate 0.7%
Cushman & Wakefield U.S. Borrower, LLC
6.75%, 05/15/28 (b)	116,000	110,970
Service Properties Trust
5.25%, 02/15/26	248,000	207,359
VICI Properties Inc.
4.25%, 12/01/26 (b)	90,000	83,989
		402,318
Total Corporate Bonds And Notes (cost $54,985,311)		49,361,513
SENIOR FLOATING RATE INSTRUMENTS 3.9%
Consumer Discretionary 1.5%
888 Acquisitions Limited
USD Term Loan B, 8.28%, (3 Month Term SOFR + 5.25%), 07/18/28 (i)	150,000	132,875
Great Canadian Gaming Corporation
2021 Term Loan, 8.75%, (3 Month USD LIBOR + 4.00%), 11/01/26 (i)	154,225	151,076
Great Outdoors Group, LLC
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 02/26/28 (i)	287,237	275,389
Groupe Solmax Inc.
Term Loan, 8.39%, (3 Month USD LIBOR + 4.75%), 12/30/24 (i)	113,513	93,648
Michaels Companies, Inc.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 04/08/28 (i)	121,943	104,939
Mileage Plus Holdings LLC
2020 Term Loan B, 10.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (i)	44,280	45,487
		803,414
Communication Services 1.2%
Allen Media, LLC
2021 Term Loan B, 9.20%, (3 Month USD LIBOR + 5.50%), 02/10/27 (c) (i)	172,150	140,411
GOGO Intermediate Holdings LLC
Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 04/21/28 (i)	151,036	149,525
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (i)	135,882	130,931
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 8.17%, (3 Month USD LIBOR + 4.50%), 06/20/24 (i)	157,821	117,453
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (i)	149,625	148,774
		687,094
Information Technology 0.6%
CoreLogic, Inc.
Term Loan, 7.63%, (1 Month USD LIBOR + 3.50%), 04/14/28 (i)	89,863	74,698
Cornerstone OnDemand, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/08/26 (i)	69,352	61,723
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (i)	140,833	137,283
Verifone Systems, Inc.
2018 1st Lien Term Loan, 8.36%, (3 Month USD LIBOR + 4.00%), 08/09/25 (i)	61,835	56,589
		330,293
Health Care 0.3%
Advisor Group, Inc.
2021 Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 07/31/26 (i)	82,864	80,905
Lonza Group AG
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 04/29/28 (i)	80,852	73,879
		154,784
Materials 0.2%
PMHC II, Inc.
2022 Term Loan B, 8.49%, (3 Month Term SOFR + 4.25%), 02/03/29 (i)	149,625	126,074
Industrials 0.1%
United Airlines, Inc.
2021 Term Loan B, 8.11%, (3 Month USD LIBOR + 3.75%), 04/14/28 (i)	53,153	52,386
Total Senior Floating Rate Instruments (cost $2,303,962)		2,154,045
INVESTMENT COMPANIES 0.8%
iShares Broad USD High Yield Corporate Bond ETF	12,747	440,154
Total Investment Companies (cost $490,377)		440,154
COMMON STOCKS 0.2%
Energy 0.1%
MPLX LP	2,200	72,248
Financials 0.1%
Nordic Aviation Capital Designated Activity Company (j) (k)	1,868	33,624
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc. (j)	8,143	8,550
iHeartMedia, Inc. - Class A (j)	3,283	20,125
		28,675
Total Common Stocks (cost $222,418)		134,547
SHORT TERM INVESTMENTS 8.9%
Securities Lending Collateral 5.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.28% (l)	2,954,895	2,954,895
Investment Companies 2.0%
State Street U.S. Government Money Market Fund - Premier Class, 4.05% (l)	1,071,185	1,071,185
U.S. Treasury Bill 1.5%
Treasury, United States Department of
3.73%, 03/16/23	280,000	277,668
4.44%, 03/28/23	560,000	554,499
		832,167
Total Short Term Investments (cost $4,858,101)		4,858,247
Total Investments 103.8% (cost $62,860,169)		56,948,506
Other Assets and Liabilities, Net (3.8)%		(2,090,400)
Total Net Assets 100.0%		54,858,106

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $38,161,916 and 69.6% of the Fund.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Convertible security.

(i) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j) Non-income producing security.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

PPM High Yield Core Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	388,010	367,721	0.7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 17

PPMFunds

Schedules of Investments

December 31, 2022

Currency Abbreviations:

USD - United States Dollar

Abbreviations:

ETF - Exchange Traded Fund
LIBOR – London Interbank Offered Rate
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit SOFR - Secured Overnight Financing Rate
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
U.S. or US - United States

Counterparty Abbreviations:

MLP - Merrill Lynch Professional Clearing Corp.

1Par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in contracts.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Assets and Liabilities

December 31, 2022

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Assets
Investments, at value	$49,765,846	$56,948,506
Variation margin on futures	2,902	—
Cash	25,738	25,529
Receivable from:
Investment securities sold	849,462	—
Dividends and interest	335,140	898,055
Adviser	13,628	12,046
Deposits with brokers and counterparties	121,825	—
Other assets	7,252	7,237
Total assets	51,121,793	57,891,373
Liabilities
Variation margin on futures	11,690	—
Payable for:
Investment securities purchased	650,384	—
Return of securities loaned	1,184,325	2,954,895
Advisory fees	16,928	25,873
Administrative fees	4,232	4,704
Board of Trustees fees	116	113
Chief Compliance Officer fees	3,912	4,352
Other expenses	40,981	43,330
Total liabilities	1,912,568	3,033,267
Net assets	$49,209,225	$54,858,106
Net assets consist of:
Paid-in capital	$57,564,880	$64,315,427
Total distributable earnings (loss)	(8,355,655)	(9,457,321)
Net assets	$49,209,225	$54,858,106
Net assets - Institutional Class	$49,209,225	$54,858,106
Shares outstanding - Institutional Class	5,746,846	6,487,740
Net asset value per share - Institutional Class	$8.56	$8.46
Investments, at cost	$54,788,325	$62,860,169
Securities on loan included in
Investments, at value	1,768,751	3,056,265

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Period Ended December 31, 2022

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Investment income
Dividends	$17,231	$58,611
Interest	1,615,271	3,600,703
Securities lending	4,892	17,310
Total investment income	1,637,394	3,676,624

Expenses
Advisory fees	206,476	312,094
Administrative fees	51,619	56,744
Legal fees	100,133	109,870
Transfer agent fees	34,267	27,227
Board of Trustees fees	69,170	75,286
Chief Compliance Officer fees	33,430	36,482
Registration and filing fees	35,267	10,672
Other expenses	22,328	24,302
Total expenses	552,690	652,677
Expense waiver	(323,683)	(286,136)
Net expenses	229,007	366,541
Net investment income (loss)	1,408,387	3,310,083

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(2,586,654)	(2,626,575)
Futures contracts	(702,007)	—
Net change in unrealized appreciation
(depreciation) on:
Investments	(6,154,821)	(7,782,413)
Futures contracts	4,634	—
Net realized and unrealized gain (loss)	(9,438,848)	(10,408,988)
Change in net assets from operations	$(8,030,461)	$(7,098,905)

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Period Ended December 31, 2022

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,408,387	$3,310,083
Net realized gain (loss)	(3,288,661)	(2,626,575)
Net change in unrealized appreciation
(depreciation)	(6,150,187)	(7,782,413)
Change in net assets from operations	(8,030,461)	(7,098,905)
Distributions to shareholders
From distributable earnings
Institutional Class	(1,502,427)	(3,301,748)
Total distributions to shareholders	(1,502,427)	(3,301,748)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	1,647,195	1,647,153
Reinvestment of distributions
Institutional Class	1,501,425	3,301,748
Cost of shares redeemed
Institutional Class	(2,390,697)	(2,563,666)
Change in net assets from
share transactions	757,923	2,385,235
Change in net assets	(8,774,965)	(8,015,418)
Net assets beginning of year	57,984,190	62,873,524
Net assets end of year	$49,209,225	$54,858,106

[1]Share transactions
Shares sold
Institutional Class	171,221	173,202
Reinvestment of distributions
Institutional Class	167,594	372,211
Shares redeemed
Institutional Class	(252,570)	(269,405)
Change in shares
Institutional Class	86,245	276,008
Purchases and sales of long term
investments
Purchase of securities	$41,000,708	$33,705,431
Purchase of U.S. government securities	2,661,098 (a)	—
Total purchases	$43,661,806	$33,705,431
Proceeds from sales of securities	$42,759,291	$32,956,855
Proceeds from sales of U.S. government
securities	4,738,236 (a)	—
Total proceeds from sales	$47,497,527	$32,956,855

(a)	Amounts exclude $14,286,416 and $11,500,609 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,214,238	$3,082,917
Net realized gain (loss)	842,508	1,768,869
Net change in unrealized appreciation
(depreciation)	(2,481,407)	(1,533,334)
Change in net assets from operations	(424,661)	3,318,452
Distributions to shareholders
From distributable earnings
Institutional Class	(2,226,697)	(3,067,863)
Total distributions to shareholders	(2,226,697)	(3,067,863)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	3,741,040	3,806,970
Reinvestment of distributions
Institutional Class	2,224,764	3,067,863
Cost of shares redeemed
Institutional Class	(1,654,984)	(1,712,936)
Change in net assets from
share transactions	4,310,820	5,161,897
Change in net assets	1,659,462	5,412,486
Net assets beginning of year	56,324,728	57,461,038
Net assets end of year	$57,984,190	$62,873,524

[1]Share transactions
Shares sold
Institutional Class	359,026	376,612
Reinvestment of distributions
Institutional Class	214,319	303,176
Shares redeemed
Institutional Class	(158,777)	(169,419)
Change in shares
Institutional Class	414,568	510,369

See accompanying Notes to Financial Statements.

PPMFunds

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). The net investment income (loss) per share is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year. Dollar roll and in-kind transactions are excluded for purposes of calculating portfolio turnover. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

Ratios. Ratios are annualized for periods less than one year.

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

PPM Core Plus Fixed Income Fund

Institutional Class
12/31/22		10.24	0.25	(1.66)	(1.41)	(0.26)	(0.01)	8.56	(13.91)	49,209	86	(b)	0.45	1.07	2.73
12/31/21		10.74	0.22	(0.31)	(0.09)	(0.25)	(0.16)	10.24	(0.88)	57,984	121	(b)	0.45	1.02	2.12
12/31/20		10.40	0.27	0.76	1.03	(0.30)	(0.39)	10.74	9.98	56,325	80	(b)	0.49	0.85	2.55
12/31/19		9.85	0.31	0.71	1.02	(0.31)	(0.16)	10.40	10.51	51,333	108	(b)	0.50	0.70	3.02
12/31/18	(a)	10.00	0.15	(0.14)	0.01	(0.16)	—	9.85	0.07	50,198	25	(b)	0.50	0.78	3.30

PPM High Yield Core Fund

Institutional Class
12/31/22		10.12	0.52	(1.65)	(1.13)	(0.53)	—	8.46	(11.34)	54,858	60		0.65	1.15	5.83
12/31/21		10.08	0.51	0.04	0.55	(0.51)	—	10.12	5.60	62,874	58		0.70	1.19	5.07
12/31/20		10.09	0.51	(0.01)	0.50	(0.51)	—	10.08	5.34	57,461	82		0.69	1.01	5.30
12/31/19		9.26	0.54	0.83	1.37	(0.54)	—	10.09	15.02	55,615	78		0.70	0.85	5.50
12/31/18	(a)	10.00	0.25	(0.71)	(0.46)	(0.26)	(0.02)	9.26	(4.74)	48,121	18		0.70	0.92	5.53

(a)	The Fund commenced operations on July 16, 2018.
(b)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 31%, 113%, 118%, 165% and 114% for 2018, 2019, 2020, 2021 and 2022 respectively.

See accompanying Notes to Financial Statements.

PPMFunds

Notes to Financial Statements

December 31, 2022

NOTE 1. ORGANIZATION

PPM Funds (the “Trust”) is an open-ended management investment company, organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated November 9, 2017, as amended and restated March 12, 2018. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended ("the 1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("the 1933 Act"). The Trust currently consists of two series, (collectively, the “Funds” and each individually a “Fund”): PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. The Funds offer only Institutional Class shares. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective, policies and strategies. The Funds are classified as diversified under the 1940 Act.

PPM America, Inc. (“PPM” or “Adviser”) serves as the investment adviser of the Funds, with responsibility for the professional investment supervision and management of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Jackson Financial, Inc. (“Jackson”). Jackson National Asset Management LLC (“JNAM” or “Administrator”), an affiliate of PPM, serves as the administrator. JNAM is a wholly owned subsidiary of Jackson. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey based Prudential Financial Inc.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with US generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust's valuation policy, procedures and guidelines (“Valuation Policies and Procedures”), the Trust’s Board of Trustees (“Board” or “Trustees”), on behalf of each Fund, has designated to the Administrator the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the net asset value (“NAV”) of each Fund. Further, the Board has designated the Adviser as the Valuation Designee. As the Valuation Designee, the Adviser has established a Valuation Committee (the “Valuation Committee”) and adopted the Valuation Policies and Procedures pursuant to which the Adviser determines the “fair value” of a security for which market quotations are not readily available, or are determined to be not reflective of market value.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of a Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. Consistent with legal requirements, calculation of a Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Funds’ Valuation Committee will evaluate if trading activity on other US exchanges and markets for equity securities is considered reflective of normal market activity. To the extent a NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent a NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Administrator typically uses independent pricing services to value debt securities. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current bid ask spread, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Funds’ Valuation Policies and Procedures require the Administrator to determine the “fair value” of the contracts. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

Certain of the Funds invest in foreign securities and other assets that are priced in a currency other than US dollars. For foreign securities and other assets that are priced in a currency other than US dollars, a Fund will convert the security or asset from the local currency into US dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign equity portfolio securities used in such calculation, the Valuation Policies and Procedures authorize the Adviser, to determine the “fair value” of such foreign equity securities for purposes of calculating a Fund’s NAV. When fair valuing such foreign equity securities, the Adviser

PPMFunds

Notes to Financial Statements

December 31, 2022

adjusts the closing prices of foreign equity portfolio securities based upon pricing models provided by a third party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends from net investment income are declared daily and paid monthly for PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. Distributions of net realized capital gains, if any, are declared and distributed at least annually for the Funds only to the extent they exceeded available capital loss carryovers.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Funds. The Custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Trust has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

The Trust has entered into a Distribution Agreement with Foreside Financial Services, LLC ("Foreside" or "Distributor"). Foreside is the principal underwriter of the Funds. Prior to July 1, 2022, PPM Funds were distributed by Jackson National Life Distributors LLC, member FINRA.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become uncollectable. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The new guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2024. Management is currently evaluating the potential impacts of reference rate reform and the adoption of this ASU on the Funds’ financial statements.

Effective August 19, 2022, the Funds were required to comply with Rule 18f-4 under the Investment Company Act – Use of Derivatives by Registered Investment Companies and Business Development Companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The Funds’ compliance with Rule 18f-4 did not have a material impact to the Funds’ financial statements.

Effective September 8, 2022, the Funds were required to comply with Rule 2a-5 under the Investment Company Act – Good Faith Determinations of Fair Value. The Rule addresses valuation practices and the role of a fund’s board of directors with respect to the fair value of the investments of a fund. The Rule also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance,

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Notes to Financial Statements

December 31, 2022

including with respect to the role of a fund’s board in determining fair value and the accounting and auditing of fund investments. The Funds’ compliance with Rule 2a-5 did not have a material impact to the Funds’ financial statements.

In June 2022, FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale

Restrictions. The amendments in the ASU clarify guidance in Topic 820 when measuring the fair value of equity securities subject to contractual restrictions prohibiting their sale and introduce new disclosure requirements for these securities. The amendments in this update are effective for fiscal years beginning after December 15, 2023. Management is currently evaluating the potential impacts of this ASU on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, "Fair Value Measurement". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, swap agreements valued by pricing services, American Depositary Receipts and Global Depositary Receipts for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2022, by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
PPM Core Plus Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	20,822,648	—	20,822,648
Government And Agency Obligations	—	20,008,998	—	20,008,998
Non-U.S. Government Agency Asset-Backed Securities	—	5,776,411	—	5,776,411
Senior Floating Rate Instruments	—	944,548	—	944,548
Common Stocks	—	—	21,870	21,870
Short Term Investments	1,221,491	969,880	—	2,191,371
	1,221,491	48,522,485	21,870	49,765,846
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	23,584	—	—	23,584
	23,584	—	—	23,584
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(14,895)	—	—	(14,895)
	(14,895)	—	—	(14,895)
PPM High Yield Core Fund
Assets - Securities
Corporate Bonds And Notes	—	49,361,513	—	49,361,513
Senior Floating Rate Instruments	—	2,154,045	—	2,154,045
Investment Companies	440,154	—	—	440,154
Common Stocks	100,923	—	33,624	134,547
Short Term Investments	4,026,080	832,167	—	4,858,247
	4,567,157	52,347,725	33,624	56,948,506

1 All derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2022.

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Notes to Financial Statements

December 31, 2022

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds are approved to participate in agency based securities lending with State Street. Per the securities lending agreements, State Street is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: US equities – 102%; US corporate fixed income – 102%; US government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral requirements are evaluated at the close of each business day; any additional collateral required is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. State Street has agreed to indemnify the Funds in the event of default by a third-party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Funds bear the market risk with respect to the collateral investment and securities loaned. The Funds also bear the risk that State Street may default on its obligations to the Funds. Non-cash collateral may include US government securities; US government agencies’ debt securities; and US government-sponsored agencies’ debt securities and mortgage-backed securities. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. For non-cash collateral, the Funds receive lending fees negotiated with the borrower. State Street has agreed to indemnify the Funds with respect to the market risk related to the non-cash collateral investments.

The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are included in Investments, at value on the Statements of Assets and Liabilities. The value of securities on loan is included in Investments, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

US Government Securities. Certain Funds may invest in securities issued or guaranteed by the US Government or its agents or instrumentalities. Some US government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the US government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the US Department of the Treasury (“US Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the US government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the US government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The US Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. The Funds may own certain investment securities that are unregistered and thus restricted as to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior loans) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market

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Notes to Financial Statements

December 31, 2022

daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets or Payable for Investment securities purchased in the Statements of Assets and Liabilities, as applicable, and Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the Custodian and managed pursuant to the terms of the agreement. US Treasury Bills and US dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable for Deposits with brokers and counterparties or Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Counterparty Agreements. Certain Funds enter into various types of agreements with counterparties, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. A Fund may net exposure and collateralize multiple transaction types governed by the same agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the agreements.

These agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Adviser attempts to limit counterparty risk by only entering into agreements with counterparties that the Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by PPM and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts. A Fund may buy and sell futures on, among other things, financial instruments, individual equity securities, securities indices, interest rates, currencies and inflation indices. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent

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Notes to Financial Statements

December 31, 2022

features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2022. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2022. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2022.

PPM Core Plus Fixed Income Fund Derivative Strategies - The Fund entered into futures contracts as a means of risk management/hedging and to obtain exposure to or hedge changes in interest rates.

PPM Core Plus Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
[1] Variation margin on futures/futures options contracts	—	—	—	—	2,902	2,902
Total derivative instruments assets	—	—	—	—	2,902	2,902
Derivative instruments liabilities:
[1] Variation margin on futures/futures options contracts	—	—	—	—	11,690	11,690
Total derivative instruments liabilities	—	—	—	—	11,690	11,690
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	(702,007)	(702,007)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	4,634	4,634

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Notes to Financial Statements

December 31, 2022

PPM Core Plus Fixed Income Fund – Average Derivative Volume2

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	13,641,126	—	—	—	—	—

1 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

2 The derivative instruments outstanding as of December 31, 2022, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2022, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

Pledged Collateral. The following table summarizes cash and securities collateral pledged for the Funds at December 31, 2022:

		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)
PPM Core Plus Fixed Income Fund	MLP	121,825

None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2022. Net exposure to the Funds for futures contracts is the variation margin in addition to any collateral pledged for the initial margin on the futures contracts.

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

The Funds' risks include, but are not limited to, the following:

Corporate Loan, Sovereign Entity Loan, and Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as loans or bank loans. Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR), the prime rates of US banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and a Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, a Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, a Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Credit Risk. Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. A Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Distressed Debt Risk. A Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, a Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

High Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk. High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and a Fund may not be able to sell a high yield bond at the price at which it is currently valued.

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Notes to Financial Statements

December 31, 2022

Income Risk. A Fund is subject to the risk that the income generated from a Fund’s investments may decline in the event of falling interest rates. Income risk may be high if a Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. A Fund’s distributions to shareholders may decline when interest rates fall.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk. Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause a Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase a Fund’s potential gains and losses in comparison to the amount of a Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause a Fund’s portfolio to be more volatile. If a Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Liquidity Risk. Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if a Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mortgage-Related Securities Risk. Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

US Government Securities Risk. Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government Securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has entered into an Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with PPM. Subject to the oversight of the Board, PPM is responsible for managing the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management to the Funds. Pursuant to the Investment Advisory Agreement, PPM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of PPM Core Plus Fixed Income Fund and 0.55% of the average daily net assets of PPM High Yield Core Fund.

The Trust has entered into an Administration Agreement with JNAM, an affiliate of PPM. Pursuant to the Administration Agreement, JNAM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. In return for the fees paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. This includes, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Funds’ expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s regulatory filings. In addition, JNAM, at its own expense, arranges for legal, audit, custody (except overdraft and interest expense), printing and mailing of financial statements and prospectuses, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Funds. Each Fund is responsible for investment advisory services; transfer agency services; trading expenses including brokerage commissions; interest expenses; taxes; costs and expenses associated with short sales; nonrecurring and extraordinary expenses; registration fees; license fees; directors’ and officers’ insurance; the fees and expenses of the independent Trustees; independent legal counsel to the independent Trustees; and a portion of the costs associated with the Chief Compliance Officer.

Advisory Fee Waivers. The Trust and the Adviser have entered into an Expense Limitation Agreement whereby PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for PPM Core Plus Fixed Income Fund and 0.70% for PPM High Yield Core Fund. Any waived amounts are not subject to future recoupment by the Adviser.

PPMFunds

Notes to Financial Statements

December 31, 2022

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which PPM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Chief Compliance Officer. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions for the year ended December 31, 2022.

NOTE 9. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information for the Funds is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trust ("REIT") securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
PPM High Yield Core Fund	14	(14)

At December 31, 2022, the following Funds had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
PPM Core Plus Fixed Income Fund	1,581,931	1,353,166	2,935,097
PPM High Yield Core Fund	884,099	1,296,061	2,180,160

At December 31, 2022, the Funds’ last fiscal year end, the following Funds had capital, currency and/or PFIC mark-to-market losses realized after October 31, 2022 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2023:

Amount($)
PPM Core Plus Fixed Income Fund	418,622
PPM High Yield Core Fund	1,357,315

As of December 31, 2022, the cost of investments and the components of net unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund	54,801,909	147,687	(5,183,750)	(5,036,063)
PPM High Yield Core Fund	62,884,025	295,466	(6,230,985)	(5,935,519)

As of December 31, 2022, the components of net unrealized appreciation (depreciation) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund
Futures/Futures Options Contracts	8,689	—	—	—

As of December 31, 2022, the components of distributable taxable earnings for US federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
PPM Core Plus Fixed Income Fund	48,045	—	(5,468,603)	(2,935,097)
PPM High Yield Core Fund	14,908	—	(7,292,069)	(2,180,160)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

PPMFunds

Notes to Financial Statements

December 31, 2022

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2022 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	1,450,035	52,392	—
PPM High Yield Core Fund	3,301,748	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2022.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2021 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	1,509,591	717,106	—
PPM High Yield Core Fund	3,067,863	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2019, 2020, 2021 and 2022 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2022.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
PPM Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within PPM Funds, including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and broker or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more PPM investment companies since 2018.

Chicago, IL
February 23, 2023

Appendix

List of Funds

PPM Core Plus Fixed Income Fund
PPM High Yield Core Fund

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2022

Expense Example. As a shareholder of a Fund or Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Expenses Using Actual Fund Return. This section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Using Hypothetical 5% Return. The section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Expenses Using Hypothetical 5% Return” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†
PPM Core Plus Fixed Income Fund
Class I	0.45	1,000.00	979.20	2.24	1,000.00	1,022.94	2.29
PPM High Yield Core Fund
Class I	0.60	1,000.00	1,035.20	3.08	1,000.00	1,022.18	3.06

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Other Federal Income Tax Information. The information reported below is for the year ended December 31, 2022. Qualified dividend information will be provided on each shareholder’s 2022 Form 1099-DIV.

For the year ended December 31, 2022, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.00%

For the year ended December 31, 2022, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.00%

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Funds toll-free at 1-844-446-4PPM (1-844-446-4776).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available without charge (1) by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, (3) online at www.ppmamerica.com/ppmfunds, and (4) by visiting the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available without charge (1) by calling 1-844-446-4PPM, (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, and (3) online at www.ppmamerica.com/ppmfunds.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee
Mary Capasso[1] (1971)	Trustee[2] Chief Executive Officer, Chief Legal Officer and President Vice President, Chief Legal Officer and Assistant Secretary	Since 1/1/2021 Since 1/1/2021 Inception to 12/31/2020

Executive Vice President, Chief Operating Officer and General Counsel to PPM (1/1/2021 to Present); Senior Vice President and General Counsel of PPM (6/2018 to 12/31/20); Vice President and Deputy General Counsel of PPM (8/2015 to 6/2018)

None.
Independent Trustees
Kevin Callahan (1965)	Trustee[2] Audit Committee Chairperson and Governance Committee Member	Since inception	Founder, Fairway Capital (1/2017 to present); President, Fairway Private Equity (8/2021 to present)	Trustee, Fairway Private Equity & Venture Capital Opportunities Fund.
Ronald A. Nyberg (1953)	Trustee[2] Audit Committee Member Governance Committee Chairperson	Since inception Since 1/1/2022	Of Counsel, Momkus LLP (1/2021 to present); previously, Partner, Momkus LLC (7/2016 to 12/2020)

Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Advent Convertible and Income Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund and Guggenheim Energy & Income Fund Formerly Trustee, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Credit Allocation Fund, Guggenheim Enhanced Equity Income Fund, Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund.

Janet D. Olsen (1956)	Trustee[2] Audit Committee Member and Governance Committee Member Independent Chairperson of the Board of Trustees[3]	Since inception Since 1/1/2022	None.	Trustee, ETF Series Solutions.
1 Ms. Capasso is an “interested person” of the Trust due to her position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Emily J. Bennett (1983)	Vice President and Assistant Secretary Vice President and Secretary	1/1/2021 to 5/17/2022 Inception to 12/31/2020 and Since 5/18/2022

Vice President of JNAM (8/2022 to present) and Deputy General Counsel (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022) Associate General Counsel of JNAM (3/2016 to 8/2021); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to 12/2020, 3/2016 to 12/2020, and 3/2016 to 7/2018)

Eric A. Bjornson (1975)	Vice President	Since 8/12/2021	Senior Vice President of JNAM (3/2022 – present); Vice President of JNAM (6/2014 – 3/2022)
Daniel W. Koors (1970)	Vice President Principal Financial Officer and Treasurer	Since inception Inception to 12/31/2020

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Vice President of other Investment Companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, 8/2012 to 7/2018); Treasurer & Chief Financial Officer of other Investment Companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, 10/2011 to 12/2020, and 9/2016 to 7/2018)

Colleen P. McDermott (1960)	Vice President	Since inception	Senior Managing Director, Project Management Office of PPM (8/2017 to present)
Mark D. Nerud (1966)	Principal Executive Officer	Since inception

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 8/2014 to 12/2020, and 8/2012 to 7/2018)

Joseph O’Boyle (1962)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018)

Andrew Tedeschi (1965)	Vice President, Treasurer and Principal Financial Officer	Since 1/1/2021

Vice President, JNAM (1/2019 to present); Treasurer and Principal Financial Officer of other investment companies advised by JNAM (6/2020 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); and Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

Trustees and Officers of PPM Funds (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The Independent Trustees received the following compensation for their services for the twelve-month period ended December 31, 2022.

Independent Trustee	Aggregate Compensation from the Trust For the Fiscal Year Ended December 31, 2022	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$48,000	None	None	$48,000
Ronald A. Nyberg	$48,000	None	None	$48,000
Janet D. Olsen	$48,000	None	None	$48,000

PPM Funds

(the “Trust”)

CONSIDERATION AND APPROVAL OF THE ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the continuation of the Trust’s advisory agreement (“Advisory Agreement”) with PPM America, Inc. (“PPM” or the “Adviser”) with respect to each Fund.

At meetings held on July 20, 2022 and August 17, 2022, the Board, including all of the trustees who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Advisory Agreement for each Fund.

In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the continuation of the Advisory Agreement through September 30, 2023.

In reviewing the Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services provided; (2) the investment performance of each Fund; (3) the fees paid for services by each Fund; (4) profitability data related to PPM’s services for each Fund; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to PPM through its relationship with the Trust.

Before approving the Advisory Agreement, the Independent Trustees met in multiple executive sessions over the course of several weeks with their independent legal counsel to consider the materials provided by PPM and to consider the terms of the Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund. In reaching its conclusions and exercising its business judgment, the Board considered numerous factors, including those noted above and described further below. The Board’s conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Board, and were not based on any single factor alone. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of the services provided by PPM.

The Board considered the services provided by PPM as adviser to the Funds. The Board noted that PPM furnishes the Funds with investment advisory services, subject to the supervision of the Board, and in conformity with the stated policies of each Fund. The Board also considered information provided by PPM regarding the firm’s track record and experience managing accounts and strategies similar to the Funds. The Board also considered the various business-related risks PPM faces as a result of advising the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant. The Board also took into account that PPM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ administrator, distributor, transfer agent and custodian. In this regard, the Board considered that PPM negotiates certain service providers’ fees and evaluates service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered PPM’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, risk management, and support and reporting provided to the Board in connection with its Board and Committee meetings.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM’s senior management, including the individuals responsible for managing the Funds. The Board also reviewed information pertaining to PPM’s organizational structure, financial condition, investment operations, and other relevant information pertaining to PPM. The Board considered compliance reports regarding PPM, both from PPM’s Chief Compliance Officer and the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund has benefitted and is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund as described in quarterly reports prepared by PPM. The Board noted that PPM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s performance on a gross basis (unless otherwise noted) compared to the performance of a group of comparable funds (“peer group”) identified by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ performance, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered information furnished by PPM at the Board’s request, comparing the performance of each Fund relative to a peer group identified by PPM as representative of peer funds that are similarly positioned to the Funds in the marketplace.

In considering performance, the Board noted that each Fund commenced operations in 2018 and therefore had a limited performance record against which to evaluate PPM. In this regard, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the Funds.

Certain performance data considered by the Board is summarized below. Unless otherwise noted, the performance data summarized below is for periods ended on March 31, 2022.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-year, three-year, and since-inception periods ended March 31, 2022. The Board also considered that the Fund outperformed its peer group median for the three-year and since inception periods ended March 31, 2022, though the Fund underperformed its peer group median for the one-year period ended March 31, 2022. The Board also considered that the Fund outperformed its benchmark for the three-year and since-inception periods ended June 30, 2022. The Board further considered that the Fund outperformed its benchmark for the month-to-date, three-year, and since-inception periods ended July 31, 2022.

PPM High Yield Core Fund. The Board considered that the Fund outperformed its benchmark for the one-year, three-year, and since-inception periods ended March 31, 2022, though the Fund underperformed its peer group median for the same periods. The Board also considered that the Fund outperformed its benchmark for the one-year, three-year, and since-inception periods ended June 30, 2022. The Board further considered that the Fund outperformed its benchmark for the one-year, three-year, and since inception periods ended July 31, 2022.

Costs of Services

The Board reviewed the advisory fee rates paid to PPM by each Fund as well as the total expense ratio of each Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s contractual advisory fees and total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each Fund’s peer group. The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered the contractual management fees and total expenses of each Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that the Adviser believed to be similarly positioned to the Funds in the marketplace.

In considering the Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to the Funds.

The Board also considered that PPM has entered into an Expense Limitation Agreement with each Fund through April 30, 2023, whereby PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for the PPM Core Plus Fixed Income Fund and 0.70% for the PPM High Yield Core Fund. The Board also considered that the Expense Limitation Agreement renews automatically for successive one-year terms unless the Board approves the termination of the agreement.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

PPM Core Plus Fixed Income Fund. The Board considered that the Fund’s contractual advisory fee is in the fourth quintile and its total expense ratio is in the third quintile of its peer group. The Board further considered that the Fund’s net total expenses are 0.012% and 0.02% less than those of its peer group median and average, respectively, and 0.02% less than those of each of the median and average of the peer group identified by PPM. The Board also considered that, effective November 30, 2020, the Board approved an expense limitation amendment reducing the expense limitation of the

Fund by five basis points to its current limit of 0.45%. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to its peers.

PPM High Yield Core Fund. The Board considered that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the third quintile of its peer group. The Board further considered that the Fund’s net total expenses are 0.023% and 0.007% less than those of its peer group median and average, respectively, and equal to the median and average, respectively, of the peer group identified by PPM. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to its peers.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by PPM, the Board noted that, while PPM did not propose breakpoints in its advisory fee schedule for the Funds, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to waive certain fees for each Fund, which limits the expenses borne by shareholders as the Funds raise assets. The Board also considered that economies of scale can be shared with the Funds in other ways, including pricing Funds at scale from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Profitability

The Board considered information concerning the costs incurred and profits or losses realized by PPM with respect to the Funds. The Board considered that, based on the profitability analyses provided by PPM, PPM had not realized profits with respect to the Funds. The Board also considered information from PPM indicating that as the Funds begin to receive more inflows from external shareholders, PPM expects profitability to increase accordingly.

Other Benefits to Affiliates of PPM

In evaluating the benefits that accrue to PPM through its relationship with the Funds, the Board noted that PPM and certain of its affiliates serve or have served the Funds in various capacities, including as adviser, administrator, and distributor, and receive or have received compensation from the Funds in connection with providing certain of these services. In particular, the Board considered that Jackson National Asset Management, LLC (“JNAM”) serves as Administrator to the Funds, and that JNAM charges administration fees based on average daily net assets for the Funds. To the extent the fees exceed 0.10% of average daily net assets, PPM has agreed to reimburse JNAM. The Board considered that JNAM provides compliance services to the Funds as part of its administrative services. The Board further considered that Jackson National Life Distributors, Inc. served as Distributor to the Funds through June 30, 2022 and the current Distributor is Foreside Financial Services, LLC. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of the foregoing factors, the Board concluded that continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Kevin Callahan as an Audit Committee financial expert serving on its Audit Committee. Kevin Callahan is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2021 and December 31, 2022. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2021	$64,070	$0	$0	$0
2022	$69,195	$0	$0	$0

The above Audit-Related Fees for 2021 and 2022 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees

2021	$0	$0	$0
2022	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2021 was $0. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2022 was $0.

(h) For the fiscal years ended December 31, 2021 and December 31, 2022, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act pf 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPM Funds

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2023

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	March 3, 2023

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.